UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2009

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.           Entry into a Material Definitive Agreement.

On December 15, 2009, Helicos BioSciences Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Thomas Weisel Partners LLC, as sole underwriter (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter 6,400,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and warrants to purchase up to 4,160,000 shares of Common Stock sold in units, at a price of $1.00 per unit.  Each unit consists of one share of Common Stock and a warrant (each a “Warrant”) to buy 0.65 of a share of Common Stock. The Warrants will be exercisable for a period of five years, beginning six months after issuance, at an exercise price of $1.4385 per share.   The Company expects to receive approximately $6.4 million in gross proceeds from the offering before underwriting discounts and commissions and offering expenses.  The units are expected to be delivered to the Underwriter on or about December 21, 2009, subject to the satisfaction of customary closing conditions. The units will be issued under the Company’s existing shelf registration statement on Form S-3 (File No. 333-163011). The foregoing description of each of the Underwriting Agreement and the Warrant is qualified in its entirety by reference thereto, which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report and are incorporated herein by reference.

Item 7.01.           Regulation FD Disclosure.

On December 15, 2009, the Company issued a press release announcing the registered direct offering described in Item 1.01 above.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.           Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and Thomas Weisel Partners LLC, dated as of December 15, 2009.

4.1	Form of Warrant.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

99.1	Press Release, dated December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Jeffrey R. Moore
Date: December 16, 2009	Name:	Jeffrey R. Moore
	Title:	Senior Vice President & Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Thomas Weisel Partners LLC, dated as of December 15, 2009.

4.1	Form of Warrant.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

99.1	Press Release, dated December 15, 2009.